SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

______________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 18, 2010

PAR PHARMACEUTICAL COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	File Number 1-10827	22-3122182
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

300 Tice Boulevard, Woodcliff Lake, NJ	07677
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 802-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders

Par Pharmaceutical Companies, Inc. (the “Company”) held its annual stockholders’ meeting on May 18, 2010.  At the annual meeting, the Company’s stockholders (i) elected Melvin Sharoky to serve as a Class II director of the Company for a three-year term expiring at the 2013 annual meeting of stockholders, (ii) ratified Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2010 fiscal year, and (iii) approved the non-binding advisory vote on the Company’s 2009 executive compensation programs and policies for the Named Executives (as described in the Compensation Discussion and Analysis set forth in the Company’s Proxy Statement filed with the Securities and Exchange Commission on March 31, 2010).

The following are the voting results for these proposals:

PROPOSAL 1 – Election of Class II director for a three-year term expiring at the 2013 annual meeting of stockholders:

For

Withheld

Broker Non-Votes

Melvin Sharoky

26,707,291

1,198,041

      3,009,576

PROPOSAL 2 – Ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2010

For

Against

Abstain

Broker Non-Votes

30,406,129

478,241

30,536

2

PROPOSAL 3 – Non-binding advisory vote on the Company’s 2009 executive compensation programs and policies for the Company’s Named Executives

For

Against

Abstain

Broker Non-Votes

28,843,659

1,296,392

774,852

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated as of:  May 20, 2010

PAR PHARMACEUTICAL COMPANIES, INC.

(Registrant)

/s/ Thomas J. Haughey

Thomas J. Haughey, Executive Vice President, Chief

Administration Officer and General Counsel

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